BUYER FURNISHED EQUIPMENT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


           Supplemental Exhibit BFE1 to Purchase Agreement Number 2262




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                       BUYER FURNISHED EQUIPMENT VARIABLES

                                   relating to

                          BOEING MODEL 737-83N AIRCRAFT


This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.       Supplier Selection.

         Customer will:

     1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:



Galley System                                                Complete

Galley Inserts                                               Complete

Seats (passenger)                                            Complete

Overhead & Audio System                                      Complete

Miscellaneous Emergency Equipment                            Complete

Cargo Handling Systems*                                August 8, 2000

* For a previously certified system.



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2.       On-dock Dates

 On or before August 2000, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

                            Preliminary On-Dock Dates

                                Aircraft Delivery


                         (Confidential Material Omitted)

                                Aircraft Delivery


                         (Confidential Material Omitted)


                                Aircraft Delivery


                         (Confidential Material Omitted)







                      Preliminary On-Dock Dates (Continued)


                                Aircraft Delivery


                         (Confidential Material Omitted)